Summary Prospectus April 30, 2010 Dynamic VP HY Bond Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://direxionfunds.com/document/regulatory_documents.html. You can also get this information at no cost by calling Fund Investor Services at 1-800-851-0511 or by sending an e-mail request to info@direxionfunds.com or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses below do not reflect any fees and expenses imposed on shares of the Fund purchased through variable annuity contracts and variable life insurance policies (“Contracts”), which would increase overall fees and expenses. Please refer to your Contract Prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or sales proceeds, whichever is less)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses of the Fund		0.85%
Shareholder Servicing Fee	0.20%
Acquired Fund Fees and Expenses		0.19%

Total Annual Operating Expenses(1)(2)		2.04%

(1)	Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratio to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)	The Adviser is contractually obligated to pay all expenses of the Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fee, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This agreement may be terminated at any time only by the Board of Trustees.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The table does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Dynamic VP HY Bond Fund	$207	$640	$1,098	$2,369

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 463% of the average value of its portfolio.

Principal Investment Strategy

The Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers. During normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments. These debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities. High yield debt instruments are generally rated lower than Baa by Moody’s Investors Service©, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s® (“S&P®”). Up to 15% of Fund assets may be invested in instruments generally rated below Caa by Moody’s or CCC by S&P® or derivatives of such instruments.

Despite these ratings, Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) performs its own investment analysis and does not principally rely on the ratings assigned by the rating organizations. The Adviser seeks to achieve price appreciation and minimize price volatility by attempting to identify instruments that are unlikely to default and are instead likely to be upgraded by qualified rating organizations. The Adviser generally will create long positions for the Fund. In addition, while the Adviser studies industry and economic trends, it focuses on researching individual issuers and derivative instruments. Each company and derivative instrument in which the Fund invests passes through a research process and stands on its own merits as a viable investment in the Adviser’s opinion.

A significant portion of the Fund’s assets is expected to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. To ensure that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by active Fund shareholders while gaining exposure to the high yield bond market, the Fund invests a substantial portion or even all of its assets in derivative securities, such as futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, exchange-traded funds (“ETFs”)

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and other investment companies and baskets of high yield securities based on various high yield bond indices. Such investments may generate a return that is more positive or more negative than what would be generated if the Fund maintained its assets in cash or cash equivalents to meet redemption requests. There is no limit on the amount of the Fund’s assets that may be invested in derivative securities.

Principal Risks

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is a risk that you could lose all or a portion of your investment in the Fund.
Adviser’s Investment Strategy Risk — While the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment return, there is no guarantee that such opportunities will ultimately benefit the Fund. The Adviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds.
Counterparty Risks — The Fund may invest in financial instruments, including swap agreements, that enable the Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements expose the Fund to the risk that the counterparty may default and result in a loss to the Fund.
Credit Risk — The Fund could lose money if the issuer of a debt instrument is unable to meet its financial obligations or goes bankrupt or if a debt security in which a short position is upgraded or generally improves its standing.
Derivatives Risk — Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. The Fund may also be exposed to additional risk for directly investing in derivatives, and incur larger losses and smaller gains, rather than investing in the underlying securities of a derivative.
Risks of Investing in Equity Securities — Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.
High-Yield Securities Risk — The Fund may invest in high-yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds.
Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.
Investing in Other Investment Companies and ETFs Risk — Investments in the securities of other investment companies and ETFs, may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Leverage Risk — Leverage can magnify the effects of changes in the value of the Funds and make them more volatile, which may affect the performance of the Fund.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Market Timing Activity and High Portfolio Turnover — A significant portion of the Fund’s assets is expected to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. The Fund may experience high portfolio turnover, which involves correspondingly greater expenses to the Fund, as well as potentially adverse tax consequences, and may affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact its ability to achieve its investment objective or its desired level of operating expenses.
Risk of Non-Diversification — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.
Security Selection Risk — Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
Prepayment Risk — Debt instruments may be subject to prepayment risk. Prepayment occurs when the issuer of an instrument can repay principal prior to the security’s maturity which can result in less potential for gains during a declining interest rate environment, similar or greater potential for loss in a rising interest rate environment and greater volatility.

Performance

The bar chart and performance tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total return for 1-year and since inception (February 1, 2005) compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

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Total Return for the Calendar Year
Ended December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 7.63% for the quarter ended June 30, 2009 and its lowest calendar quarter return was -10.06% for the quarter ended March 31, 2009.

Average Annual Total Returns (For the periods ended December 31, 2009)

		Since Inception
	1 Year	(February 1, 2005)

Dynamic VP HY Bond Fund
Return Before Taxes	9.81%	0.94%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.93%
Lipper High Current Yield Bond Fund Index	49.49%	4.40%
Barclays Capital U.S. Corporate High Yield Bond Index	58.21%	6.57%

During the fiscal year ended December 31, 2009, the Advisor changed the Fund’s benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital U.S. Corporate High Yield Bond Index in order to track a more appropriate comparative benchmark.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The Fund is managed by Loren L. Norton. Mr. Norton has managed the Fund since joining Rafferty in May 2006. Mr. Norton is a Vice President and Portfolio Manager at Rafferty and serves as its chief high-yield strategist.

Purchase and Sale of Fund Shares

Shares of the Fund are offered through insurance company separate accounts that serve as investment vehicles for Contracts. Shares of the Fund may also be purchased through certain qualified pension and retirement plans (“Plans”).

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through variable annuity contracts or variable life insurance contracts, such distributions will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information regarding these tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”), retirement plans and other eligible investments. The Fund and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Fund over another investment or by influencing an insurance company to include the Fund as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201

Dynamic VP HY Bond Fund
April 30, 2010